Exhibit 10(t)(ii)

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of March  28, 2005 (this “Amendment”), with respect to the Credit Agreement, dated as of May 20, 2002 (as same may be further amended, restated, supplemented or modified, from time to time, the “Credit Agreement”), by and between AMERICAN MEDICAL ALERT CORP., a New York corporation (the “Company”) and THE BANK OF NEW YORK, a New York banking corporation (the “Bank”).

RECITALS

The Company has requested, and the Bank has agreed subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as herein set forth.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.                                       Amendments.

(a)           Section 1.01 of the Credit Agreement is hereby revised by amending and restating the following definitions in their entirety to provide as follows:

“Applicable Margin” shall mean (a) 2.00% per annum with respect to Revolving Credit Loans which are Adjusted Libor Loans and 0.00% per annum with respect to Revolving Credit Loans which are Alternate Base Rate Loans and (b) 2.25% with respect to the Term Loan or any portion thereof which is an Adjusted Libor Loan and 0.00% per annum with respect to the Term Loan or any portion thereof which is an Alternate Base Rate Loan.

“Consolidated EBITDA” shall mean for any period, the Consolidated Net Income (or net loss) for such period, plus the sum, without duplication, of (a) gross interest expense, (b) depreciation and amortization expenses, (c) all income taxes to any government or governmental instrumentality expensed on the Company’s and any Corporate Guarantor’s books (whether paid or accrued) and (d) non-recurring charges, not to exceed $500,000, in the aggregate, incurred by the Company in order to upgrade certain versions of its Personal Emergency Response System and related equipment, such charges recorded or to be recorded in the fiscal quarter ended December 31, 2004 through the fiscal year ending December 31, 2005 minus all extraordinary or unusual gains, in each case, determined on a consolidated basis for the Company and the Corporate Guarantors in accordance with Generally Accepted Accounting Principles applied on a consistent basis.  All of the foregoing categories shall be calculated (without duplication) over the four fiscal quarters next preceding the date of calculation thereof.

“Revolving Credit Commitment Termination Date” shall mean May 20, 2008.

(b)           Section 7.13(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(a)         Intentionally Omitted.”

2.                                       Conditions of Effectiveness: This Amendment shall become effective upon receipt by the Bank of (a) this Amendment, duly executed by the Company and each Guarantor; (b) a certificate of the Secretary or Assistant Secretary of the Company, dated as of the date hereof, in the form of Exhibit 1 hereto; and (c) an amendment fee of $2,000.

3.                                       Miscellaneous.

(a)                                  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(b)                                 All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

(c)                                  This Amendment shall constitute a Loan Document.

(d)                                 Except as expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof.  The Credit Agreement is ratified and confirmed in all respects by the Company.  The amendment herein is limited specifically to the matter set forth above and for the specific instance and purpose for which given and does not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or, except as otherwise set forth below, a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement or any other Loan Document.

(e)                                  Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(f)                                  The Company hereby represents and warrants that, (i) except with respect to the matters described in the Press Release (as hereinafter defined), the representations and warranties by the Company pursuant to the Credit Agreement and each other Loan Document, as updated by the Schedules attached hereto, are true and correct, in all material respects, on the date hereof, and (ii) no Default or Event of Default exists under the Credit Agreement or any other

Loan Document; provided that, the Bank hereby acknowledges and agrees that the representations and warranties of the Company contained in the Credit Agreement and those covenants set forth in Sections 6.05, 6.06, 6.07, and 6.12 of the Credit Agreement shall not be deemed (prior to, at or after this date of this Amendment) to be breached as a result of the matters described in the Company’s press release dated January 20, 2005, a copy of which is attached hereto (the “Press Release”), provided that such matter or matters do not now or shall not hereafter cause a Material Adverse Effect or cause the occurrence of any other Event of Default, it being agreed and understood that the $1,500,000 charge described in the Press Release, in itself, will not be deemed to constitute a Material Adverse Effect.

(g)                                 This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment.

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IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Jack Rhian
Name:	Jack Rhian
Title:	President

THE BANK OF NEW YORK

By:	/s/ Edward Nallan
Name:	Edward P. Nallan, Jr.
Title:	Vice President

The undersigned, not parties to the Credit Agreement but as Guarantors under their respective Guaranties executed in favor of the Bank, dated as of May 20, 2002, each hereby (a) accept and agree to the terms of the foregoing Amendment; and (b) acknowledge and confirm that all terms and provisions contained in their respective Guaranty are, and shall remain, in full force and effect in accordance with their respective terms.

HCI ACQUISITION CORP.		SAFE COM INC.

By:	/s/ Jack Rhian	By:	/s/ Jack Rhian
Name:	Jack Rhian	Name:	Jack Rhian
Title:	President	Title:	President

LIVE MESSAGE AMERICA
ACQUISITION CORP.

By:	/s/ Jack Rhian
Name:	Jack Rhian
Title:	President

EXHIBIT 1

AMERICAN MEDICAL ALERT CORP.

Certificate

Pursuant to Amendment No. 2 (the “Amendment”), dated as of March 28, 2005, with respect to the Credit Agreement, dated as of May 20, 2002, between American Medical Alert Corp. (the “Company”) and The Bank of New York (the “Bank”) (as amended, the “Credit Agreement”; capitalized terms not defined herein shall have the meanings assigned to them in the Credit Agreement),                  , the Secretary of the Company, hereby certifies as follows:

1.             The Certificate of Incorporation of the Company previously delivered to the Bank on May 20, 2002 has not been amended, modified, revoked or rescinded as of the date hereof except pursuant to that certain Certificate of Amendment, dated as of September 19, 2002, a true and complete copy of which is attached hereto as Exhibit A.

2.             A true and complete copy of the By-laws of the Company, as amended, are attached hereto as Exhibit B.

3.             The following person is duly elected and a qualified officer of the Company and holds the office set forth below his name; the signature set forth opposite his name is such officer’s genuine signatures; such officer is authorized to sign the Loan Documents and the other documents to be delivered by the Company pursuant to the Credit Agreement and the Amendment:

Jack Rhian	President
Name	Title	Signature

IN WITNESS WHEREOF, I have executed this certification as of this 28th day  of March, 2005.

Name:

I,                       , do hereby certify that I am the                      of American Medical Alert Corp., and do further certify that                                 is the duly elected Secretary of such corporation and that the signature appearing above is his genuine signature.

Given as of this 28th day of March, 2005
Title: